                                                                    EXHIBIT 99.2

                                                                       EXECUTION
                                                                         VERSION

                      AMENDED AND RESTATED TRUST AGREEMENT

                                       OF

                     MACQUARIE INFRASTRUCTURE COMPANY TRUST

                                      AMONG

                      MACQUARIE INFRASTRUCTURE COMPANY LLC
                                   as Sponsor,

                       WELLS FARGO DELAWARE TRUST COMPANY
                              as Delaware Trustee,

                                       AND

                        THE REGULAR TRUSTEE NAMED HEREIN

                          Dated as of December 21, 2004

                                TABLE OF CONTENTS

                                                                                                                   Page(s)
                                                                                                                   -------
ARTICLE I DEFINED TERMS..........................................................................................        1

        Section 1.01   Definitions...............................................................................        1

ARTICLE II ESTABLISHMENT OF THE TRUST............................................................................        6

        Section 2.01   Name......................................................................................        6
        Section 2.02   Office of the Delaware Trustee; Principal Place of Business...............................        6
        Section 2.03   Initial Issuance of Shares................................................................        7
        Section 2.04   Trust to Be Sole Member of Sponsor........................................................        7
        Section 2.05   Authorized Shares.........................................................................        7
        Section 2.06   Issuance of Additional Shares.............................................................        7
        Section 2.07   Repurchase of Shares at Direction of the Sponsor..........................................        7
        Section 2.08   Agreement of Trust........................................................................        8
        Section 2.09   Authorization to Enter into Certain Transactions..........................................        8
        Section 2.10   Title to Trust Property...................................................................        9
        Section 2.11   Certain Covenants of the Sponsor..........................................................        9

ARTICLE III DIVIDENDS AND DISTRIBUTIONS..........................................................................        9

        Section 3.01   Dividends.................................................................................        9
        Section 3.02   Payment Procedures........................................................................       10
        Section 3.03   Tax Returns and Reports...................................................................       10

ARTICLE IV SHARE CERTIFICATES....................................................................................       10

        Section 4.01   Initial Ownership.........................................................................       10
        Section 4.02   Share Certificates........................................................................       10
        Section 4.03   Share Register............................................................................       11
        Section 4.04   Transfer of Shares........................................................................       11
        Section 4.05   Mutilated, Lost, Destroyed or Stolen Share Certificates...................................       11
        Section 4.06   Rights of Shareholders....................................................................       12

ARTICLE V MEETINGS; VOTING.......................................................................................       12

        Section 5.01   Annual Meetings of Shareholders...........................................................       12
        Section 5.02   Special Meetings of Shareholders..........................................................       12
        Section 5.03   Place of Meeting..........................................................................       12
        Section 5.04   Notice of Meeting.........................................................................       12
        Section 5.05   Quorum and Adjournment....................................................................       14
        Section 5.06   Voting....................................................................................       14
        Section 5.07   Proxies...................................................................................       14
        Section 5.08   Notice of Shareholder Business and Nominations............................................       15
        Section 5.09   Procedure for Election of Directors; Voting...............................................       17
        Section 5.10   Inspectors of Elections; Opening and Closing the Polls....................................       18
        Section 5.11   Confidential Shareholder Voting...........................................................       18
        Section 5.12   Waiver of Notice..........................................................................       18

        Section 5.13   Remote Communication......................................................................    18
        Section 5.14   Inspection of Records.....................................................................    19

ARTICLE VI DISCLOSURE REQUIREMENTS FOR TEN PERCENT HOLDERS.......................................................    20

ARTICLE VII RIGHT OF SHAREHOLDERS TO ENFORCE PROVISIONS OF SPONSOR AGREEMENTS AND BRING DERIVATIVE ACTION........    20

ARTICLE VIII SHAREHOLDER VOTE REQUIRED IN CONNECTION WITH CERTAIN BUSINESS COMBINATIONS OR TRANSACTIONS..........    20

        Section 8.01   Vote Generally Required...................................................................    20
        Section 8.02   Vote for Business Combinations............................................................    24
        Section 8.03   Power of Continuing Directors.............................................................    24
        Section 8.04   No Effect on Fiduciary Obligations........................................................    24
        Section 8.05   Miscellaneous.............................................................................    24

ARTICLE IX THE TRUSTEES..........................................................................................    24

        Section 9.01   Certain Duties and Responsibilities.......................................................    24
        Section 9.02   Not Responsible for Recitals or Issuance of Shares........................................    26
        Section 9.03   May Hold Shares...........................................................................    26
        Section 9.04   Compensation; Indemnity; Fees.............................................................    26
        Section 9.05   Delaware Trustee Required; Eligibility of Trustees........................................    27
        Section 9.06   Resignation and Removal; Appointment of Successor.........................................    27
        Section 9.07   Acceptance of Appointment by Successor....................................................    28
        Section 9.08   Merger, Conversion, Consolidation or Succession to Business...............................    28
        Section 9.09   Number of Trustees........................................................................    28
        Section 9.10   Delegation of Power.......................................................................    29
        Section 9.11   Appointment of Regular Trustees...........................................................    29

ARTICLE X TERMINATION AND DISSOLUTION............................................................................    29

        Section 10.01  Termination or Dissolution................................................................    29
        Section 10.02  Circumstances Under Which Shares Will Be Exchanged for Sponsor Shares.....................    29
        Section 10.03  Right to Acquisition Exchange.............................................................    30
        Section 10.04  Early Termination.........................................................................    30
        Section 10.05  Termination of Obligations................................................................    31

ARTICLE XI MISCELLANEOUS PROVISIONS..............................................................................    31

        Section 11.01  Limitation of Rights of Shareholders......................................................    31
        Section 11.02  Amendment.................................................................................    31
        Section 11.03  Separability..............................................................................    32
        Section 11.04  Specific Performance......................................................................    32
        Section 11.05  Governing Law.............................................................................    32
        Section 11.06  Successors................................................................................    33
        Section 11.07  Headings..................................................................................    33
        Section 11.08  Reports, Notices and Demands..............................................................    33
        Section 11.09  Counterparts..............................................................................    33

EXHIBITS

Exhibit A - Form of Share Certificate............................................................................   A-1

Exhibit B - Form of Economic Disclosure Statement and Affidavit..................................................   B-1

            AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 21, 2004 among (i) Macquarie Infrastructure Company LLC, a Delaware limited liability company (the "Sponsor"), (ii) Wells Fargo Delaware Trust Company, a Delaware banking corporation, as Delaware trustee (in such capacity, the "Delaware Trustee"), and (iii) Peter Stokes, an individual, whose address is c/o Macquarie Infrastructure Company LLC, 600 Fifth Avenue, 21st Floor, New York, New York 10020 (the "Regular Trustee" and, collectively with the Delaware Trustee, the "Trustees"). The Sponsor and the Trustees hereby agree as follows:

                              W I T N E S S E T H:

            WHEREAS, the Sponsor, the Delaware Trustee and Peter Stokes and Stephen Peet (the then "Regular Trustees"), heretofore duly declared and established a statutory trust pursuant to the Delaware Statutory Trust Act by entering into a trust agreement, dated as of April 13, 2004 (the "Original Agreement"), and by executing and filing a certificate of trust with the Secretary of State of the State of Delaware on April 13, 2004, for the purpose of owning the Sponsor Shares and issuing Shares (as defined herein) of stock of the Trust (as defined herein), each Share representing an undivided beneficial interest in one underlying Sponsor Share (as defined herein);

            WHEREAS, the Sponsor and the Trustees desire to amend and restate the Original Agreement in its entirety as set forth herein to provide for, among other things, the operation of the Trust;

            NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other party, hereby amends and restates the Original Agreement in its entirety and agrees as follows:

                                    ARTICLE I

                                  DEFINED TERMS

            Section 1.01 Definitions

            For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (b) unless the context otherwise requires, any reference to an "Article," "Section" or "Exhibit" refers to an Article, Section or Exhibit, as the case may be, of this Agreement; and

            (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

            "Acquirer" has the meaning specified in Section 10.03.

            "Acquisition Exchange" has the meaning specified in Section 10.03.

            "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any officer, director, general partner, manager or trustee of such Person or (iii) any Person who is an officer, director, general partner, manager or trustee of any Person described in clause (i) or (ii) of this sentence. For purposes of this definition, the terms "controlling," "controlled by" or "under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least fifty percent (50%) of the directors, managers, general partners, trustees or Persons exercising similar authority with respect to such Person or entity.

            "Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto.

            "Associate" has the meaning set forth in Section 8.01 hereof.

            "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

            "Beneficial Holder" has the meaning ascribed to such term in Rule 13d-3 of the rules promulgated under the Exchange Act.

            "Board" or "Board of Directors" means either the board of directors of the Sponsor or any committee of such Board duly authorized to act hereunder, as applicable.

            "Business Day" means a day of the year on which banks are not required or authorized by law or executive order to close in The City of New York.

            "Chairman" means the director appointed or nominated and elected, as the case may be, Chairman of the Board of Directors, in accordance with the terms of the Sponsor Agreement with such powers and duties as are set forth in the Sponsor Agreement.

            "Commission" means the Securities and Exchange Commission.

            "Delaware Statutory Trust Act" means chapter 38 of title 12 of the Delaware Code, 12 Del. C. Sections 3801 et seq., as it may be amended from time to time.

            "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Agreement solely in its capacity as Delaware Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

            "Dividends" means amounts payable in respect of the Shares as provided in Section 3.01.

            "Early Termination Event" has the meaning specified in Section
10.04.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Fair Market Value" has the meaning set forth in Section 8.01 hereof.

            "Fiscal Quarter" means (i) the period commencing on April 13, 2004 and ending on June 30, 2004, (ii) any subsequent three (3)-month period commencing on each of July 1, October 1, January 1 and April 1 and ending on the last date before the next such date, or (iii) the period commencing on the immediately preceding January 1, April 1, July 1 or October 1, as the case may be, and ending on the date on which the trust is terminated or dissolved in accordance with Article X of this Agreement.

            "Fiscal Year" means (i) the period commencing April 13, 2004 and ending on December 31, 2004, (ii) any subsequent twelve (12)-month period commencing on January 1 and ending on December 31, or (iii) the period commencing on the immediately preceding January 1 and ending on the date on which the Trust is terminated or dissolved in accordance with Article X of this Agreement.

            "Future Investment" has the meaning set forth in Section 8.01 hereof.

            "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

            "Initial Board" has the meaning specified in the Sponsor Agreement.

            "Interested Shareholder" has the meaning set forth in Section 8.01 hereof.

            "Limited Liability Company Act" means the Delaware Limited Liability Company Act, 6 Del. C. Sections 18-101 et seq., as amended from time to time (or any corresponding provisions of succeeding law).

            "Managed Subsidiary" has the meaning set forth in Section 8.01 hereof.

            "Management Services Agreement" means the Management Services Agreement, as may be amended from time to time, to be entered into by and among the Sponsor, certain wholly owned Subsidiaries of the Sponsor, and the Manager, which will provide the terms on which the Manager will assume its duties with respect to the management of the Sponsor and its Subsidiaries.

            "Manager" means Macquarie Infrastructure Management (USA) Inc., party to the Management Services Agreement.

            "Mandatory Exchange" has the meaning specified in Section 10.02.

            "Market Value of the Trust Stock" has the meaning set forth in
Section 8.01 hereof.

            "Member" of the Sponsor means the Trust and any successor to the Trust in accordance with the terms of this Agreement and the Sponsor Agreement. "Members" means all such Persons.

            "Net Investment Value" has the meaning set forth in Section 8.01 hereof.

            "1940 Act" means the Investment Company Act of 1940, as amended.

            "1933 Act Registration Statement" has the meaning specified in
Section 2.09(a)(i).

            "1934 Act Registration Statement" has the meaning specified in
Section 2.09(a)(i).

            "Original Agreement" has the meaning specified in the recitals to this Agreement.

            "Outstanding Shares," when used with respect to Shares, means, as of the date of determination, all Shares theretofore executed and delivered under this Agreement, except:

            (a) Shares theretofore cancelled or delivered for cancellation; and

            (b) Shares in exchange for or in lieu of which other Shares have been executed and delivered pursuant to Section 4.05.

            "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

            "Property" means all real and personal property acquired by the Trust, including cash, and any improvements thereto, and shall include both tangible and intangible property.

            "Regular Trustee" means Peter Stokes in his capacity as Regular Trustee of the Trust continued hereunder and not in his individual capacity, or such Regular Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor Regular Trustee appointed as herein provided.

            "Relevant Trustee" has the meaning specified in Section 9.06(a).

            "Rules and Regulations" means the rules and regulations promulgated under the Exchange Act or the Securities Act.

            "Secretary" means the Secretary of the Sponsor with such powers and duties as set forth in the Sponsor Agreement.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Share Certificate" means a certificate evidencing ownership of Shares, substantially in the form attached hereto as Exhibit A.

            "Share Register" has the meaning specified in Section 4.03.

            "Shareholder" means a Person in whose name a Share Certificate representing a Share is registered, such Person being a beneficial owner within the meaning of the Delaware Statutory Trust Act.

            "Shares" means the shares of trust stock, each share of trust stock representing one undivided beneficial interest in the Trust, issued by the Trust and corresponding to one underlying Sponsor Share owned by the Trust.

            "Sponsor" has the meaning specified in the preamble to this Agreement.

            "Sponsor Agreement" means the Amended and Restated Operating Agreement of the Sponsor, including all exhibits and schedules attached thereto, as amended from time to time.

            "Sponsor Share" means a limited liability company interest in the Sponsor within the meaning of the Delaware Limited Liability Company Act, 6 Del.
C. Sections 18-101 et seq., as amended from time to time, and includes any and all benefits to which the holder of Sponsor Shares may be entitled as provided in the Sponsor Agreement, together with all obligations of such Person to comply with the terms and provisions of the Sponsor Agreement.

            "Subsidiary" means any corporation, partnership, joint venture, limited liability company, association or other entity in which the Sponsor owns, directly or indirectly, more than 50% of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

            "Successor Delaware Trustee" has the meaning specified in Section 9.06(b).

            "Ten Percent Holder" has the meaning specified in Article VI.

            "Trading Day" means a day on which the Shares (A) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Shares.

            "Transfer Agent and Registar" means, with respect to the Shares and the Sponsor Shares, The Bank of New York, or any successor(s) thereto.

            "Trust" means the Delaware statutory trust continued hereby and identified on the cover page of this Agreement.

            "Trust Property" means the Sponsor Shares.

            "Trustees" has the meaning specified in the preamble to this Agreement.

            "Use Agreement" means the District Cooling System Use Agreement dated as of October 1, 1994 between the City of Chicago, Illinois and MDE Thermal Technologies, Inc. (formerly known as Exelon Thermal Technologies, Inc. and formerly before that known as Unicom Thermal Technologies, Inc. and Northwind, Incorporated), as amended on June 1, 1995, July 15, 1995, February 1, 1996, April 1, 1996, October 1, 1996, November 7, 1996, January 15, 1997, May 1,
1997, August 1, 1997, October 1, 1997, March 12, 1998, June 1, 1998, October 8,
1998, April 21, 1999, March 1, 2000, March 15, 2000, June 1, 2000, August 1,
2001, November 1, 2001, June 1, 2002, June 30, 2004 and as further amended from time to time.

                                   ARTICLE II

                           ESTABLISHMENT OF THE TRUST

            Section 2.01 Name

            (a) The Trust continued by this Agreement shall be known as "Macquarie Infrastructure Company Trust" and all business of the Trust shall be conducted in such name. The Sponsor, acting through the Board of Directors, may change the name of the Trust upon ten (10) Business Days' written notice to the Shareholders and the Trustees.

            (b) Upon the Manager's resignation and the termination of the Management Services Agreement or within thirty (30) days of the delisting of the Shares as provided in the Management Services Agreement unless otherwise approved in writing by the Manager, the Sponsor, acting through the Board of Directors, shall within thirty (30) days of such resignation and termination or such date, cause the Trust to cease using the Macquarie brand entirely, including, without limitation, changing its name to remove any reference to "Macquarie"; provided that, to the extent the Sponsor, acting through the Board of Directors, deems it necessary or advisable, the Trust may use "Macquarie" in referencing its previous name.

            (c) Upon the termination of the Management Services Agreement and the removal of the Manager by the Board of Directors of the Sponsor in accordance with the terms of the Management Services Agreement, the Sponsor, acting through the Board of Directors, shall cause the Trust to cease using the Macquarie brand entirely, including, without limitation, changing its name to remove any reference to "Macquarie"; provided that, to the extent the Sponsor, acting through the Board of Directors, deems it necessary or advisable, the Trust may use "Macquarie" in referencing its previous name.

            Section 2.02 Office of the Delaware Trustee; Principal Place of Business

            The address of the Delaware Trustee in the State of Delaware is c/o Wells Fargo Delaware Trust Company, 919 N. Market Street, Suite 700, Wilmington, Delaware 19801, Attention: Corporate Trust Services, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Shareholders and the Sponsor. The principal executive office of the Trust is 600 Fifth Avenue, 21st Floor, New York, New York 10020.

            Section 2.03 Initial Issuance of Shares

            On April 13, 2004, the Sponsor issued to the Trust, as Member of the Sponsor, one hundred (100) Sponsor Shares representing all of the issued and outstanding Sponsor Shares as of such date. The then Regular Trustees acknowledged receipt of such Sponsor Shares in trust from the Sponsor, which constitute the Trust Property. In exchange for the Sponsor Shares, the then Regular Trustees caused the Trust to issue one hundred (100) Shares of the Trust to the Sponsor. At all times, the Trust will have outstanding the identical number of Shares as the number of Sponsor Shares that have been issued and are outstanding. At all times, the Sponsor Shares shall comprise the Trust Property.

            Section 2.04 Trust to Be Sole Member of Sponsor

            The Trust shall be the sole owner of the ownership interests of the Sponsor represented by one hundred percent (100%) of the Sponsor Shares. For so long as the Trust remains in existence, the Trust shall not sell or otherwise transfer any of its Sponsor Shares to any Person. Every holder of Share Certificates, by holding and receiving the same, agrees with the Trust to be bound by the terms of this Agreement.

            Section 2.05 Authorized Shares

            The Trust shall be authorized to issue one class of Shares in an aggregate amount of up to five hundred million (500,000,000) of such Shares. The Trust is prohibited from issuing any other class of equity securities, any debt securities or any derivative securities. The aggregate number of Shares that are authorized may be increased from time to time by the Sponsor, by an amendment of this Agreement upon the adoption of a resolution by the affirmative vote of at least a majority of the Board of Directors declaring such amendment to be advisable and the approval of such amendment by the affirmative vote of the holders of a majority of the Shares present in person or represented by proxy at a meeting of the Shareholders.

            Section 2.06 Issuance of Additional Shares

            The Sponsor shall have authority to authorize the issuance, from time to time, of authorized but unissued Shares and cause the Trust to issue such additional Shares in exchange for and upon receipt of an equal number of Sponsor Shares. Upon the issuance of such additional Shares, the Regular Trustee shall execute in accordance with Section 4.02 one or more Share Certificates in certificated, fully registered form and shall deliver such Share Certificates to the Transfer Agent. The Sponsor may sell or distribute the Shares in any manner, subject to applicable law, that the Board of Directors in its sole discretion deems appropriate and advisable.

            Section 2.07 Repurchase of Shares at Direction of the Sponsor

            (a) From time to time and at the direction of the Sponsor, acting through the Board of Directors, the Trust shall conduct a capital reduction, including the repurchase of any number of Shares issued and outstanding, on similar terms to the capital reduction simultaneously conducted by the Sponsor and shall ensure that an identical number of Sponsor Shares and Shares are issued and outstanding at any one time.

            (b) Any Shares tendered and repurchased by the Trust in accordance with this Section 2.07 shall be deemed to be authorized and issued, but not outstanding, and may subsequently be sold or transferred for due consideration.

            Section 2.08 Agreement of Trust

            The purposes of the Trust are to (i) issue Shares represented by the Share Certificates, each such Share representing an undivided beneficial interest in one underlying Sponsor Share owned by the Trust, in exchange for Sponsor Shares, (ii) own the Sponsor Shares and (iii) engage in such other activities as are set forth in this Agreement. Each person or entity in whose name a Share is registered on the books of the Trust shall be a "beneficial owner" within the meaning of the Delaware Statutory Trust Act. It is intended that the Trust shall qualify as a grantor trust for U.S. federal income tax purposes; consistent with such treatment the Trustees shall have no power under this Agreement to vary the investment of the beneficial owners of the Trust. There shall be no implied duties or obligations of the Trustees hereunder. Any action by the Trustees in accordance with their respective powers shall constitute the act of and serve to bind the Trust. The Delaware Trustee shall be a trustee for purposes of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act. Notwithstanding any other provision of this Agreement, the Delaware Trustee shall not be entitled to exercise any of the powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Regular Trustee, the Manager or the Board of Directors described in this Agreement. Notwithstanding anything herein to the contrary, the Delaware Trustee shall not be liable for the acts or omissions of the Trust, the Regular Trustee, the Manager or the Board of Directors.

            Section 2.09 Authorization to Enter into Certain Transactions

            (a) The Sponsor is hereby authorized and directed, on behalf of the Trust, to engage in the following activities:

            (i) to prepare and file with the Commission and execute, in each case on behalf of the Trust, (a) a Registration Statement on Form S-1, Form S-2 or Form S-3, as applicable (a "1933 Act Registration Statement"), including any pre-effective or post-effective amendments thereto, relating to the registration of the Shares under the Securities Act, and (b) as applicable, a Registration Statement on Form 8-A (a "1934 Act Registration Statement") (including any pre-effective or post-effective amendments thereto) relating to the registration of the Shares under Section 12(b) or
      (g) of the Exchange Act;

            (ii) to prepare and file with the New York Stock Exchange and/or any other exchange or quotation service and execute, in each case on behalf of the Trust, an application therewith and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Shares to be listed on the New York Stock Exchange and/or any other exchange or quotation service;

            (iii) to prepare and file and execute, in each case on behalf of the Trust, such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Shares under the securities or "blue sky" laws of such jurisdictions as the Sponsor, on behalf of the Trust, may deem necessary or desirable;

            (iv) to negotiate the terms of, and execute on behalf of the Trust, any underwriting agreements, purchase agreements or other agreements relating to the initial public offering or any future issuance of the Shares in exchange for Sponsor shares;

            (v) to execute and deliver, in each case on behalf of the Trust, such certifications or reports required by the Sarbanes-Oxley Act of 2002 from time to time as may be necessary or proper to the conduct of the business of the Trust; and

            (vi) to execute and deliver, in each case on behalf of the Trust, such agreements, instruments, certificates and documents, and to make filings with or representations on behalf of the Trust, to the City of Chicago as may be necessary in connection with the potential acquisition of Macquarie District Energy Holdings LLC.

            (b) It is hereby acknowledged and agreed that in connection with any execution, filing or document referred to in clauses (i) - (vi) above, (A) the Regular Trustee (or his or her attorneys-in-fact and agents or the Sponsor as permitted herein) is authorized on behalf of the Trust to file and execute such document on behalf of the Trust and (B) the Delaware Trustee shall not be required to join in any such filing or execute on behalf of the Trust any such document.

            Section 2.10 Title to Trust Property

            Legal title to all Trust Property shall be vested at all times in the Trust and shall be held and administered by the Regular Trustee for the benefit of the Trust and the Shareholders in accordance with this Agreement. Each Shareholder shall not have legal title to any part of the Trust Property, but shall have an undivided beneficial interest in the Sponsor Shares owned by the Trust.

            Section 2.11 Certain Covenants of the Sponsor

            The Sponsor will use its best efforts, consistent with the terms and provisions of this Agreement, to cause the Trust to remain classified as a "grantor trust" for U.S. federal income tax purposes.

                                   ARTICLE III

                           DIVIDENDS AND DISTRIBUTIONS

            Section 3.01 Dividends

            (a) The Regular Trustee shall distribute to the Shareholders all distributions or dividends received by the Trust with respect to the Sponsor Shares from the Sponsor within two (2) Business Days of receipt. Any such distributions or dividends shall be allocated to Shareholders in the same amounts as any such allocations were made per Sponsor Share by the Sponsor.

            (b) Dividends or distributions on the Shares shall be payable to the Shareholders thereof as they appear on the Share Register for the Shares on the relevant record date.

            Section 3.02 Payment Procedures

            Payments of Dividends in respect of the Shares shall be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear on the Share Register or (ii) wire transfer of immediately available funds to an account maintained by the Person entitled thereto as specified in the Share Register.

            Section 3.03 Tax Returns and Reports

            The Sponsor shall prepare (or cause to be prepared), at the Sponsor's expense, and file or provide (or cause to be filed or provided) all U.S. federal, state and local tax and information returns and reports required to be filed or provided to Shareholders by or in respect of the Trust. In this regard, the Sponsor shall (a) prepare and file (or cause to be prepared or filed) Form 1041 or the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) a tax information statement or such other form or statement, if any, required to be furnished in respect of the Trust in each taxable year of the Trust. The Sponsor shall use all reasonable efforts to comply in all material respects with U.S. federal, state and local withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Shareholders upon the Shares. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Dividends or allocations to any Shareholder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Shareholder. In the event of any claimed over-withholding, Shareholders shall be limited to an action against the applicable taxing jurisdiction. If the amount required to be withheld was not withheld from actual Dividends paid, the Trust must reduce subsequent Dividends by the amount of such withholding (but not by the amount of any liability imposed on the Trust as withholding agent).

                                   ARTICLE IV

                               SHARE CERTIFICATES

            Section 4.01 Initial Ownership

            Upon the formation of the Trust, the Sponsor was, and as of the date hereof continues to be, the sole beneficial owner of the Trust. The Sponsor shall have the right to sell or distribute Shares in any manner, subject to applicable law, that the Board of Directors in its sole discretion deems appropriate and advisable.

            Section 4.02 Share Certificates

            The Share Certificates shall be issued substantially in the form of Exhibit A hereto. Each Share Certificate shall bear a serial number, shall exhibit the Shareholder's name and the number of Shares evidenced thereby and shall be executed on behalf of the Trust by manual or facsimile signature of the Regular Trustee and countersigned by the Transfer Agent by manual or facsimile signature of the Transfer Agent. Share Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust or the Transfer Agent or Registrar shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Share Certificates or did not hold such offices at the date of delivery of such Share Certificates. A transferee of a Share Certificate shall become a Shareholder, and shall be entitled to the rights and subject to the obligations of a Shareholder hereunder, upon due registration of such Share Certificate in such transferee's name pursuant to Section 4.04.

            Section 4.03 Share Register

            The Sponsor shall retain the Transfer Agent to keep a register or registers (herein referred to as the "Share Register"), the Transfer Agent, in such capacity shall be known as the Registrar, in which shall be recorded the name and address of each Person owning the Shares evidenced by each Share Certificate evidencing Shares issued by the Trust, the number of Shares evidenced by each such Share Certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the Person in whose name Shares stand on the Share Register of the Trust shall be deemed the owner and Shareholder of record thereof for all purposes.

            Section 4.04 Transfer of Shares

            Registration of transfers of Shares shall be made only in the Share Register of the Trust upon request of the registered Shareholder of such Shares, or of his attorney thereunto authorized by power of attorney duly executed and filed with Registrar, and upon the surrender of the Share Certificate or Share Certificates evidencing such Shares properly endorsed or accompanied by a stock power duly executed, together with such proof of authenticity of signatures as the Registrar may reasonably require. All Share Certificates surrendered for transfer shall be cancelled before new Share Certificates for the transferred Shares shall be issued. Upon surrender for registration of transfer, and cancellation, of any Share Certificate, the Regular Trustee shall execute in the name of the designated transferee or transferees, one or more new Share Certificates.

            Section 4.05 Mutilated, Lost, Destroyed or Stolen Share Certificates

            Each Shareholder of record of Shares shall promptly notify the Trust of any mutilation, loss or destruction of any Share Certificate of which such Shareholder is the recordholder. The Sponsor may, in its discretion, cause the Transfer Agent to issue a new Share Certificate in place of any Share Certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon surrender of the mutilated Share Certificate or, in the case of loss, theft or destruction of the Share Certificate, upon satisfactory proof of such loss, theft or destruction, and the Sponsor may, in its discretion, require the Shareholder of record of the Shares evidenced by the lost, stolen or destroyed Share Certificate, or his legal representative, to give the Transfer Agent a bond sufficient to indemnify the Transfer Agent against any claim made against it on account of the alleged loss, theft or destruction of any such Share Certificate or the issuance of such new Share Certificate.

            Section 4.06 Rights of Shareholders

            The legal title to the Trust Property is vested exclusively in the Trust in accordance with Section 2.10, and the Shareholders shall not have any right or title therein other than the undivided beneficial interest in the Sponsor Shares owned by the Trust conferred by their Shares and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Shares shall be personal property giving only the rights specifically set forth therein and in this Agreement. The Shares shall have no preemptive or similar rights and, when issued and delivered to Shareholders against payment of the purchase price therefor and otherwise in accordance with this Agreement, shall be deemed validly issued, fully paid and nonassessable undivided beneficial interests in the Sponsor Shares owned by the Trust. Shareholders, in their capacities as such, shall be entitled to the benefits provided in this Agreement and to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Members of the Board of Directors shall owe the same duties to Shareholders, in their capacities as such, as they owe to the Trust, as Member of the Sponsor pursuant to the Sponsor Agreement.

                                    ARTICLE V

                                MEETINGS; VOTING

            Section 5.01 Annual Meetings of Shareholders

            The annual meeting of Shareholders to direct the voting of the Trust, as Member of the Sponsor, shall be held at such date, at such time and at such place (if any) within or without the State of Delaware as may be fixed by resolution of the Board of Directors.

            Section 5.02 Special Meetings of Shareholders

            Special meetings of Shareholders shall be held on such date, at such time and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Special meetings of Shareholders may be called at any time only by the Secretary either at the direction of the Board of Directors pursuant to a resolution adopted by the Board of Directors or by the Chairman of the Board.

            Section 5.03 Place of Meeting

            The Board of Directors may designate the place (if any) of meeting for any meeting of Shareholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal office of the Sponsor. In lieu of holding any meeting of Shareholders at a designated place, the Board of Directors may, in its sole discretion, determine that any meeting of Shareholders may be held solely by means of remote communication.

            Section 5.04 Notice of Meeting

            (a) A notice of meeting, stating the place (if any), day and hour of the meeting, and the means of remote communication, if any, by which Shareholders and proxy holders may be deemed to be present in person and vote at such meeting, shall be prepared and delivered by the Sponsor not less than twenty (20) days and not more than sixty (60) days before the date of the meeting, either personally, by mail or, to the extent and in the manner permitted by applicable law, electronically, to each Shareholder of record. In the case of special meetings, the notice shall state the purpose or purposes for which such special meeting is called. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust's notice of meeting. Any previously scheduled meeting of the Shareholders may be postponed, and (unless this Agreement otherwise provides) any special meeting of the Shareholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of Shareholders.

            (b) Notice to Shareholders shall be given personally, by mail or, to the extent and in the manner permitted by applicable law, electronically to each Shareholder of record. If mailed, such notice shall be delivered by postage prepaid envelope directed to each holder at such Shareholder's address as it appears in the records of the Trust and shall be deemed given when deposited in the United States mail. Notice given by electronic transmission pursuant to this subsection shall be deemed given: (1) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the Shareholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the Shareholder has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the Shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the Shareholder. An affidavit of the Secretary or an assistant Secretary or of the Transfer Agent or other agent of the Sponsor that the notice has been given by personal delivery, mail or a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

            (c) Notice of any meeting of Shareholders need not be given to any Shareholder if waived by such Shareholder either in a writing signed by such Shareholder or by electronic transmission, whether such waiver is given before or after such meeting is held. If such a waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the Shareholder.

            (d) In order that the Trust may determine the Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty
(60) or fewer than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

            Section 5.05 Quorum and Adjournment

            Except as otherwise provided by law or by this Agreement, the Shareholders present in person or by proxy holding a majority of the outstanding Shares entitled to vote, shall constitute a quorum at a meeting of Shareholders. The Chairman of the Board or the holders of a majority of the Shares entitled to vote so represented may adjourn the meeting from time to time, whether or not there is such a quorum. The Shareholders present at a duly organized meeting at which a quorum is present in person or by proxy may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

            When a meeting is adjourned to another time and place, if any, unless otherwise provided by this Agreement, notice need not be given of the reconvened meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which Shareholders and proxyholders may be deemed to be present in person and vote at such reconvened meeting are announced at the meeting at which the adjournment is taken. At the reconvened meeting, the Shareholders may transact any business that might have been transacted at the original meeting. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for the reconvened meeting. If an adjournment is for more than thirty (30) days or if, after an adjournment, a new record date is fixed for the reconvened meeting, a notice of the reconvened meeting shall be given to each Shareholder entitled to vote at the meeting.

            Section 5.06 Voting

            (a) Subject to the provisions of this Section 5.06 and Section 5.07, the Shareholders shall have the exclusive and absolute right to direct the Regular Trustee with respect to voting of the Trust, as Member of the Sponsor, with respect to the Sponsor Shares at all times during the term of the Trust.

            (b) When the Trust is required or permitted to vote with respect to the Sponsor Shares, the Sponsor shall prepare and deliver to the Trustees the form of proxy materials to enable the Regular Trustee to solicit from the Shareholders the manner in which they direct the Regular Trustee to vote their Shares. Shareholders shall be entitled to one vote for each Share in respect of any matter as to which Members are entitled to vote as provided in the Sponsor Agreement.

            (c) All Shares shall to the extent practicable under the circumstances be voted or deemed to have been voted (to the extent that Shares are not voted) in the same proportion as the Shares are directed to be voted by the Shareholders, including for purposes of determining a quorum, in favor of, in opposition to or abstaining from the matter. If such calculation of votes would require a fractional vote, the Regular Trustee shall vote the next lower number of whole Shares.

            Section 5.07 Proxies

            At all meetings of Shareholders, a Shareholder may vote by proxy as provided by the Exchange Act; provided that no proxy shall be voted after three
(3) years from its date, unless
the proxy provides for a longer period in accordance with this Agreement. Any proxy to be used at a meeting of Shareholders must be filed with the Secretary of the Sponsor or his or her representative at or before the time of the meeting.

            Section 5.08 Notice of Shareholder Business and Nominations

            (a) Annual Meetings of Shareholders

            (i) Except in the case of the Initial Board, nominations of individuals for election to the Board of Directors of the Sponsor, other than the Chairman, for so long as the Manager is entitled to appoint a director of the Board of Directors to serve as Chairman pursuant to the terms of the Management Services Agreement, and the proposal of business to be considered by Shareholders, may be made at an annual meeting of Shareholders (A) pursuant to the Trust's notice of meeting delivered pursuant to Section 5.04 hereof, (B) by or at the direction of the Board of Directors or (C) by any Shareholder who is entitled to vote at the meeting, who complies with the notice procedures set forth in clause (ii) of this Section 5.08(a).

            In addition to any other applicable requirements, for a nomination for election of a director to be made by a Shareholder or for business to be properly brought before an annual meeting by a Shareholder, such Shareholder must (A) be a Shareholder of record on both (1) the date of the delivery of such nomination or the date of the giving of the notice provided for in this Section 5.08(a) and (2) the record date for the determination of Shareholders entitled to vote at such annual meeting and
      (B) have given timely notice thereof in proper written form in accordance with the requirements of this Section 5.08 (a) to the Secretary.

            (ii) For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (C) of paragraph
      (a)(i) of this Section 5.08, a Shareholder must have given timely notice thereof in writing to the Secretary and, in the case of business other than nominations, such other business must otherwise be a proper matter for Shareholder action. To be timely, a Shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Sponsor not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that, in the case of the first annual meeting of Shareholders, a Shareholder's notice shall be timely if it is delivered to the Secretary at the principal executive offices of the Sponsor not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement or an adjournment or postponement of an annual meeting commence a new time period for the giving of a Shareholder's notice as described in this Section 5.08(a).

            Subject to Section 5.08(a)(i), such Shareholder's notice shall set forth: (A) as to each individual whom such Shareholder proposes to nominate for election or reelection as a director, all information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in Regulation

14A under the Exchange Act, including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that such Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and the beneficial owner or holder of Shares, if any, on whose behalf the proposal is made; and (C) as to such Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such Shareholder as they appear on the Trust's books and of such beneficial owner and (2) the number of Shares which are owned beneficially and of record by such Shareholder and such beneficial owner.

            Notwithstanding anything in the second sentence of clause (ii) of this Section 5.08(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Sponsor, on behalf of the Trust at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a Shareholder's notice required by this Section 5.08 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Sponsor not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Sponsor, on behalf of the Trust.

            (b) Special Meeting of Shareholders

            Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust's notice of meeting pursuant to Section 5.04 of this Agreement. Nominations of individuals for election to the Board of Directors, other than the Chairman, for so long as the Manager is entitled to appoint a director of the Board of Directors to serve as Chairman pursuant to the terms of the Management Services Agreement, may be made at a special meeting of Shareholders at which directors are to be elected pursuant to the Trust's notice of meeting
(i) by or at the direction of the Board of Directors or (ii) by any Shareholder who is entitled to vote at the meeting who complies with the notice procedures set forth in this Section 5.08.

            In addition to any other applicable requirements, for a nomination for election of a director to be made by a Shareholder, such Shareholder must
(A) be a Shareholder of record on both (1) the date of the delivery of such nomination and (2) the record date for the determination of Shareholders entitled to vote at such special meeting and (B) have given timely notice thereof in proper written form in accordance with the requirements of this
Section 5.08(b) to the Secretary.

            In the event the Sponsor on behalf of the Trust calls a special meeting of Shareholders for the purpose of electing one or more directors to the Board of Directors, any such Shareholder may nominate such number of individuals for election to such position(s) as are specified in the Trust's Notice of Meeting, if Shareholder's notice as required by clause (ii) of Section 5.08(a) of this Agreement shall be delivered to the Secretary at the principal executive offices of the Sponsor not earlier than the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a Shareholder's notice as described above.

            (c) General

            (i) Only individuals who are nominated in accordance with the procedures set forth in this Section 5.08 shall be eligible to be elected as directors at a meeting of Shareholders and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section
      5.08. Except as otherwise provided by applicable law or this Section 5.08, the Chairman shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 5.08 and, if any proposed nomination or business is not in compliance with this
      Section 5.08, to declare that such defective proposal or nomination shall be disregarded.

            (ii) For purposes of this Section 5.08, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

            (iii) Notwithstanding the foregoing provisions of this Section 5.08, a Shareholder shall also comply with all applicable requirements of the Exchange Act and the Rules and Regulations thereunder with respect to the matters set forth in this Section 5.08. Nothing in this Section 5.08 shall be deemed to affect any rights of Shareholders to request inclusion of proposals in the Trust's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

            Section 5.09 Procedure for Election of Directors; Voting

            The election of directors submitted to Shareholders at any meeting shall be decided by a plurality of the votes cast thereon. Except as otherwise provided by law or this Agreement, all matters other than the election of directors submitted to Shareholders at any meeting shall be decided by the affirmative vote of a majority of the Shares present in person or represented by proxy at the meeting of Shareholders.

            The vote on any matter at a meeting, including the election of directors, shall be by written ballot. Each ballot shall be signed by Shareholder voting, or by such Shareholder's proxy, and shall state the number of Shares voted.

            Section 5.10 Inspectors of Elections; Opening and Closing the Polls

            The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors shall not be directors, officers or employees of the Sponsor, to act at the meeting and make a written report thereof. One or more individuals may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been so appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of Shareholders, the Chairman of the Board shall appoint one or more inspectors to act at the meeting. Each such inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware as if the Trust were a Delaware corporation.

            Section 5.11 Confidential Shareholder Voting

            All proxies, ballots and votes, in each case to the extent they disclose the specific vote of an identified Shareholder, shall be tabulated and certified by an independent tabulator, inspector of elections and/or other independent parties and shall not be disclosed to any director, officer or employee of the Sponsor or Trustee; provided, however, that, notwithstanding the foregoing, any and all proxies, ballots and voting tabulations may be disclosed:
(a) as necessary to meet legal requirements or to assist in the pursuit or defense of legal action; (b) if the Sponsor concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes; (c) in the event of a proxy, consent or other solicitation in opposition to the voting recommendation of the Board of Directors; and (d) if a Shareholder requests or consents to disclosure of such Shareholder's vote or writes comments on such Shareholder's proxy card or ballot.

            Section 5.12 Waiver of Notice

            Whenever any notice is required to be given to any Shareholder by the terms of this Agreement, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, or a waiver thereof by electronic transmission by the Person or Persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of Shareholders need be specified in any written waiver of notice or any waiver by electronic transmission of such meeting.

            Section 5.13 Remote Communication

            For the purposes of this Agreement, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, Shareholders and proxyholders may, by means of remote communication:

            (a) participate in a meeting of Shareholders; and

            (b) be deemed present in person and vote at a meeting of Shareholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided, however, that (i) the Sponsor, on behalf of the Trust, shall implement reasonable measures to verify that each Person deemed present and permitted to vote at the meeting by means of remote communication is a Shareholder or proxyholder, (ii) the Sponsor, on behalf of the Trust, shall implement reasonable measures to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to Shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Sponsor, on behalf of the Trust.

            Section 5.14 Inspection of Records

            (a) The Sponsor, on behalf of the Trust, shall keep or cause to be kept at the principal place of business of the Trust appropriate books and records with respect to the Trust, including, without limitation, all books and records necessary to provide to the Shareholders any information, lists and copies of documents required to be provided pursuant to applicable law. Any books and records maintained by or on behalf of the Trust in the regular course of its business, including, without limitation, the record of the Shareholders, books of account and records of Trust proceedings, may be kept in electronic or any other form, provided that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time.

            (b) The Sponsor shall make, at least ten (10) days before every meeting of Shareholders, a complete list of the Shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Shareholder and the number of Shares registered in the name of each Shareholder. Such list shall be open to the examination of any Shareholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Trust. In the event that the Sponsor determines to make the list available on an electronic network, the Sponsor may take reasonable steps to ensure that such information is available only to Shareholders. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Shareholder who is present.

            Any Shareholder, in person or by attorney or other agent, shall, upon written demand stating the purpose thereof, have the right during the usual business hours to inspect for any proper purpose, and to make copies and extracts from: (1) the Trust's Share Register, a list of the Shareholders, and its other books and records; (2) the Sponsor's books and records; or (3) a Subsidiary's books and records or copies thereof in electronic form; to the extent that (i) the Sponsor has actual possession and control of such records of such Subsidiary or (ii) the Sponsor could obtain such records through the exercise of control over such Subsidiary, provided that as of the date of the making of the demand (A) Shareholder inspection of such books and records of the Subsidiary of the Sponsor would not constitute a breach of an agreement between the Sponsor or the Subsidiary and a Person or Persons not Affiliated with the Sponsor, and (B) the Subsidiary would not have the right under the law applicable to it to deny the Sponsor access to such books and records upon demand by the Sponsor. In every instance where the beneficial holder of Shares is not a holder of record, the demand shall state the Person's status as a beneficial holder of Shares, be accompanied by documentary evidence of beneficial ownership of Shares, and state that such documentary evidence is a true and correct copy of what it purports to be. A proper purpose shall mean a purpose reasonably related to such Person's interest as a Shareholder or beneficial holder of Shares.

                                   ARTICLE VI

                 DISCLOSURE REQUIREMENTS FOR TEN PERCENT HOLDERS

            To ensure the Trust's compliance with its obligations under the Use Agreement, in the event the Sponsor or any Subsidiary, or both, is required to obtain the approval of the City of Chicago (or any department or agency thereof) for any specific matter, including, but not limited to, the amendment of the Use Agreement, or otherwise determines to request that the City of Chicago (or any department or agency thereof) take action with respect to any matter, the Sponsor shall deliver to the Transfer Agent notice of such approval requirement or request for action and a copy of the then current form of the City of Chicago Economic Disclosure Statement and Affidavit and cause the Transfer Agent to mail a copy of such notice to any Beneficial Holder holding ten percent or more of the then issued and outstanding Shares (each, a "Ten Percent Holder"). Within thirty (30) days of the mailing of such notice, each Ten Percent Holder shall provide to the Sponsor for filing with the City of Chicago a completed City of Chicago Economic Disclosure Statement and Affidavit, a standard form of which is attached hereto as Exhibit B. Each Ten Percent Holder shall provide any supplemental statements, affidavits or material required to update any Economic Disclosure Statement and Affidavit filed with the City of Chicago as required by the City of Chicago and as requested by the Sponsor from time to time.

                                   ARTICLE VII

             RIGHT OF SHAREHOLDERS TO ENFORCE PROVISIONS OF SPONSOR
                     AGREEMENTS AND BRING DERIVATIVE ACTION

            (a) Each Shareholder shall have the right to institute any legal proceeding against the Sponsor to enforce the provisions of the Sponsor Agreement.

            (b) Shareholders holding at least ten percent (10%) or more of the Shares shall have the right to cause the Trust to institute any legal proceeding for any remedy available to the Trust as the sole Member of the Sponsor, including bringing a derivative action under the Limited Liability Company Act, and such Shareholders may direct the time, method and place of conducting any such legal proceeding brought by the Trust.

                                  ARTICLE VIII

              SHAREHOLDER VOTE REQUIRED IN CONNECTION WITH CERTAIN
                      BUSINESS COMBINATIONS OR TRANSACTIONS

            Section 8.01 Vote Generally Required. Except as provided in Sections
10.02 and 10.03 and subject to the provisions of Section 8.03 hereof, neither the Trust or the Sponsor shall: (a) merge or consolidate with or into any limited liability company, corporation, statutory trust, business trust or association, real estate investment trust, common-law trust or any other unincorporated business, including a partnership, or (b) sell, lease or exchange all or substantially all of its Property and assets, unless the Sponsor, acting through the Board of Directors, adopts a resolution approving such action and unless such action shall be approved by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote thereon; provided, however, that any Shares held by the Manager or an Affiliate or Associate of the Manager shall not be entitled to vote to approve any merger or consolidation with or into, or sale, lease or exchange to, the Manager or an Affiliate or Associate thereof. The notice of the meeting at which such resolution is to be considered will so state.

            For the purposes of this Article VIII, the following terms have the following meanings:

            "Associate" has the meaning ascribed to such term in Rule 12b-2 of the General rules promulgated under the Exchange Act.

            "Business Combination" means:

            (i) any merger or consolidation of the Trust, the Sponsor or any Subsidiary thereof with (A) an Interested Shareholder, or (B) any other Person (whether or not itself an Interested Shareholder) that is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Shareholder; or

            (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder of any assets of the Trust, the Sponsor or any Subsidiary thereof having an aggregate Fair Market Value of not less than ten percent (10%) of the Net Investment Value of the Trust; or

            (iii) the issuance or transfer by the Trust, the Sponsor or any Subsidiary thereof (in one transaction or a series of transactions) of any securities of the Trust, the Sponsor or any Subsidiary to, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of not less than ten percent (10%) of the Net Investment Value of the Trust; or

            (iv) any spinoff or split-up of any kind of the Trust, the Sponsor or any Subsidiary thereof, proposed by or on behalf of an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder; or

            (v) any reclassification of the Shares (including any reverse split of Shares) or recapitalization of the Trust, or any merger or consolidation of the Trust with any Subsidiary thereof, or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder), that has the effect, directly or indirectly, of increasing the percentage of the outstanding shares of (A) the Shares or any class of equity securities of any Subsidiary thereof or (B) any class of securities of any Subsidiary convertible into or exchangeable for Shares or equity securities of any Subsidiary, that are directly or indirectly owned by an Interested Shareholder and its Affiliates and Associates; or

            (vi) any agreement, contract or other arrangement providing for any one or more of the actions specified in clauses (i) through (v) above.

            "Continuing Director" means (i) any director of the Board of Directors who (A) is neither the Interested Shareholder involved in the Business Combination as to which a determination of Continuing Directors is provided hereunder, nor an Affiliate, Associate, employee, agent or nominee of such Interested Shareholder, or a relative of any of the foregoing, and (B) was a member of the Board of Directors prior to the time that such Interested Shareholder became an Interested Shareholder, or (ii) any successor of a Continuing Director described in clause (i) above who is recommended or elected to succeed a Continuing Director by the affirmative vote of a majority of Continuing Directors then on the Board of Directors.

            "Fair Market Value" means: (i) in the case of equity securities, the average of the closing sale prices during the ten (10)-day period immediately preceding the date in question of such equity securities:

            (1) on the New York Stock Exchange (regular way);

            (2) if such equity securities are not listed for trading on the NYSE, as reported in the composite transactions for the principal U.S. national or regional securities exchange on which such equity securities are so listed;

            (3) if such equity securities are not so listed on a principal U.S. national or regional securities exchange, the price as reported by the Nasdaq National Market;

            (4) if such equity securities are not so reported, the last quoted bid price for such equity securities, in the over-the-counter market as reported by the National Quotation Bureau or a similar organization; or

            (5) if such equity securities are not so quoted, the fair market value of such equity securities, as determined by a majority of the Continuing Directors in good faith;

and (ii) in the case of Property other than cash or equity securities, the fair market value of such Property on the date in question as determined by a majority of the Continuing Directors in good faith.

            "Future Investment" means a contractual commitment to invest represented by a definitive agreement.

            "Interested Shareholder" means any Person (other than the Manager, the Trust, the Sponsor or any Subsidiary of the Sponsor, any employee benefit plan maintained by the Sponsor, any Subsidiary or any trustee or fiduciary with respect to any such plan when acting in such capacity) that:

            (i) is, or was at any time within the three-year period immediately prior to the date in question, the Beneficial Owner of fifteen percent (15%) or more of the then outstanding Shares and who did not become the Beneficial Owner of such amount of Shares pursuant to a transaction that was approved by the Sponsor, acting through the Board of Directors; or

            (ii) is an assignee of, or has otherwise succeeded to, any Shares of which an Interested Shareholder was the Beneficial Owner at any time within the three-year period immediately prior to the date in question, if such assignment or succession shall have occurred in the course of a transaction, or series of transactions, not involving a public offering within the meaning of the Securities Act.

            For the purpose of determining whether a Person is an Interested Shareholder, the Shares that may be issuable or exchangeable by the Trust to the Interested Shareholder pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, shall be included, but not any other Shares that may be issuable or exchangeable by the Trust pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, to any Person who is not the Interested Shareholder.

            "Managed Subsidiary" means Macquarie Infrastructure Company Inc., Macquarie Yorkshire LLC, South East Water LLC, Communications Infrastructure LLC, and, any directly owned Subsidiary of the Sponsor that becomes party to the Management Services Agreement, from time to time.

            "Market Value of the Trust Stock" means the product of (1) the average number of shares of Trust Stock issued and outstanding, other than treasury Shares during the last fifteen (15) Trading Days in the most recent full Fiscal Quarter multiplied by (2) the volume weighted average trading price per share of Trust Stock traded on the NYSE over those fifteen (15) Trading Days.

            "Net Investment Value" means:

            (a) the Market Value of the Trust Stock; plus

            (b) the amount of any borrowings (other than intercompany borrowings) of the Sponsor and its Managed Subsidiaries (but not including borrowings on behalf of any Subsidiary of the Managed Subsidiaries); plus

            (c) the value of Future Investments of the Sponsor and/or any of its Subsidiaries other than cash or cash equivalents, as calculated by the Manager and approved by a majority of the Continuing Directors; provided that such Future Investment has not been outstanding for more than two consecutive full Fiscal Quarters; less

            (d) the aggregate amount held by the Sponsor and its Managed Subsidiaries in cash or cash equivalents (but not including cash or cash equivalents held specifically for the benefit of any Subsidiary of a Managed Subsidiary).

            Section 8.02 Vote for Business Combinations. The affirmative vote of the holders of record of outstanding Shares represented by at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding Shares (excluding Shares held by the Interested Shareholder or any Affiliate or Associate of an Interested Shareholder) shall be required to approve any Business Combination. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any securities exchange or otherwise.

            Section 8.03 Power of Continuing Directors. The Continuing Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article VIII, including, without limitation, (a) whether a Person is an Interested Shareholder, (b) the number of Shares beneficially owned by any Person, (c) whether a Person is an Affiliate or Associate of another and (d) the Fair Market Value of the Shares, the Sponsor Shares or the equity securities of any Subsidiary thereof; and the good faith determination of the Continuing Directors on such matters shall be conclusive and binding for all the purposes of this Article VIII.

            Section 8.04 No Effect on Fiduciary Obligations. Nothing contained in this Article shall be construed to relieve the members of the Board of Directors or an Interested Shareholder from any fiduciary obligation imposed by law.

            Section 8.05 Miscellaneous. In addition to any affirmative vote required by law or by this Agreement, the affirmative vote of a majority of the then outstanding Shares held by the Shareholders that are not held by the Interested Shareholder or an Affiliate or Associate of an Interested Shareholder shall be required to approve the sale or transfer by an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder to the Trust, the Sponsor or any Subsidiary (in one transaction or a series of transactions) of any Shares, securities of the Sponsor or any Subsidiary in exchange for cash, securities of the Sponsor or any Subsidiary. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any securities exchange or otherwise.

                                   ARTICLE IX

                                  THE TRUSTEES

            Section 9.01 Certain Duties and Responsibilities

            (a) In addition to the duties and responsibilities provided for in Sections 3.01 and 5.05, the Regular Trustee shall have the following exclusive duties:

            (i) to maintain bank accounts, brokerage accounts and other custody accounts that receive Trust income and receipts from which Trust expenditures and distributions are disbursed;

            (ii) to maintain evidence of intangible Trust assets;

            (iii) to maintain Trust records;

            (iv) to maintain an office for Trust business;

            (v) to originate, facilitate and review Trust reports and other Trust communications;

            (vi) to execute documents and authorize Trust account transactions;

            (vii) to retain accountants, attorneys, agents and other advisors in connection with its duties under this Agreement;

            (viii) to file reports and returns on behalf of the Trust with government agencies to the extent required by law and as specifically directed in writing by the Sponsor; and

            (ix) to perform such other actions as are necessary to effect any of the foregoing duties; provided, however, that no action may be taken by the Regular Trustee to the extent that such action would cause the Regular Trustee to be considered to have the power to vary the investment of the beneficial owners or otherwise to cause the Trust no longer to qualify as a grantor trust for U.S. federal income tax purposes.

            (b) The duties and responsibilities of the Trustees shall be as provided by this Agreement. Except as provided in Section 2.09(a), the Sponsor hereby acknowledges and agrees that the Trustees are authorized, directed and instructed to act, only as specifically authorized in writing by the Sponsor.

            Any written instructions, notwithstanding any error in the transmission thereof or that such instructions may not be genuine, shall, as against the Sponsor and in favor of the Trustees, be conclusively deemed to be valid instructions from the Sponsor to the Trustees for the purposes of this Agreement, if reasonably believed by the Trustees to be genuine and if not otherwise insufficient on the face of such written instructions; provided, however, that a Trustee in its discretion may decline to act upon any instructions where they are not received by such Trustee in sufficient time for such Trustee to act upon or in accordance with such instructions, where such Trustee has reasonable grounds for concluding that the same have not been accurately transmitted or are not genuine or where such Trustee believes in good faith that complying with such instructions is contrary to law or might subject such Trustee to any liability. If a Trustee declines to act upon any instructions for any reason set out in the preceding sentence, it shall notify the Sponsor and the other Trustees in writing forthwith after it so declines.

            (c) The Trustees shall not be liable for any act or omission in the course of or connected with their performance hereunder, except only that each Trustee shall be subject to liability and assume the entire responsibility for direct damages suffered by the Sponsor or any other Person occasioned by such Trustee's own gross negligence or willful misconduct or the gross negligence or willful misconduct of any of such Trustee's directors, officers or employees in the rendering of its performance hereunder, as determined by a court of competent jurisdiction.

            (d) The Trustees shall incur no liability to anyone in acting upon any document reasonably believed by them to be genuine (which is not insufficient on its face) and to have been signed by the proper Person or Persons. The Trustees may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustees may for all purposes hereof rely on a certificate, signed by the Sponsor, as to such fact or matter, and such certificate, if relied upon by the Trustees in good faith, shall constitute full protection to the Trustees for any action taken or omitted to be taken by them in good faith in reliance thereon.

            In no event shall the Trustees be liable for (A) acting in accordance with instructions from the Sponsor, (B) special or consequential damages or (C) the acts or omissions of their nominees, correspondents, designees, agents or subagents appointed by them in good faith.

            (e) In the event that the Trustees are unsure of the course of action to be taken by them hereunder, the Trustees may request instructions from the Sponsor and, to the extent the Trustees follow such instructions in good faith, they shall not be liable to any Person. In the event that no instructions are provided within the time requested by the Trustees, they shall have no duty or liability for their failure to take any action or for any action they take in good faith and in accordance with the terms hereof.

            Section 9.02 Not Responsible for Recitals or Issuance of Shares

            The recitals contained herein and in the Share Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness.

            Section 9.03 May Hold Shares

            Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Shares and may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

            Section 9.04 Compensation; Indemnity; Fees

            The Sponsor agrees:

            (a) to pay the Delaware Trustee from time to time such compensation for all services rendered by them hereunder as the parties shall agree from time to time in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, to reimburse the Delaware Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Delaware Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance determined by a court of competent jurisdiction to have been caused by its own gross negligence or willful misconduct; and

            (c) the Sponsor agrees, to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) the Trustees, (ii) any officer, director, shareholder, employee, representative or agent of the Trustees, and (iii) any employee or agent of the Trust (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence or willful misconduct with respect to such acts or omissions.

            Section 9.05 Delaware Trustee Required; Eligibility of Trustees

            (a) There shall at all times be a Delaware Trustee hereunder with respect to the Shares. The Delaware Trustee shall be either (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity. If at any time the Delaware Trustee with respect to the Shares shall cease to be eligible in accordance with the provisions of this Section 9.05, it shall resign immediately in the manner and with the effect hereinafter specified in this Article IX.

            (b) There shall at all times be one Regular Trustee hereunder with respect to the Shares. The Regular Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

            Section 9.06 Resignation and Removal; Appointment of Successor

            (a) Subject to Sections 9.06(b) and 9.06(c), any Trustee (the "Relevant Trustee") may be appointed or removed without cause at any time by the Sponsor.

            (b) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 9.06(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 9.05 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the removed Delaware Trustee.

            (c) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing with thirty (30) days' notice signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such later date as is specified therein; provided, however, that no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

            (d) If no Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 9.06 within sixty (60) days after delivery pursuant to this Section 9.06 of an instrument of resignation or removal, the Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Delaware Trustee.

            (e) No Delaware Trustee shall be liable for the acts or omissions to act of any Successor Delaware Trustee, as the case may be.

            (f) Notwithstanding the foregoing or any other provision of this Agreement, in the event a Regular Trustee or a Delaware Trustee who is a natural person dies or becomes, solely in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Sponsor (with the successor in each case being a Person who satisfies the eligibility requirement for the Regular Trustee or the Delaware Trustee, as the case may be, set forth in Section 9.05).

            (g) The indemnity provided to a Trustee under Section 9.04 shall survive any Trustee's resignation or removal and the termination of this Agreement.

            Section 9.07 Acceptance of Appointment by Successor

            (a) In case of the appointment hereunder of a Successor Trustee, such Successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee; but, on the request of the Sponsor or the Successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such Successor Trustee all the rights and powers of the retiring Trustee.

            (b) No Successor Trustee shall accept its appointment unless at the time of such acceptance such Successor Trustee shall be qualified and eligible under this Article IX.

            Section 9.08 Merger, Conversion, Consolidation or Succession to Business

            Any Person into which the Delaware Trustee or the Regular Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this
Article IX, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            Section 9.09 Number of Trustees

            (a) The number of Trustees shall be two, provided that the Sponsor may increase or decrease the number of Regular Trustees.

            (b) If a Trustee ceases to hold office for any reason and the number of Regular Trustees is not reduced pursuant to Section 9.09(a), or if the number of Trustees is increased pursuant to Section 9.09(a), a vacancy shall occur. The vacancy shall be filled by a Successor Trustee appointed in accordance with
Section 9.06.

            (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust.

            Section 9.10 Delegation of Power

            (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.09(a).

            (b) The Regular Trustee shall have power to delegate from time to time to such of their number or to the Sponsor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustee or otherwise as the Regular Trustee may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

            Section 9.11 Appointment of Regular Trustees

            (a) The Regular Trustee shall be Peter Stokes, an individual and his successor shall be appointed by the Sponsor. Upon any resignation or removal, the Sponsor shall appoint a successor Regular Trustee.

            (b) Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with this Section 9.11 or Section 9.06, the Regular Trustees in office, if any, regardless of their number (and not withstanding any other provision of this Agreement), shall have all the powers granted to the Regular Trustee and shall discharge all the duties imposed upon the Regular Trustee by this Agreement.

                                    ARTICLE X

                           TERMINATION AND DISSOLUTION

            Section 10.01 Termination or Dissolution

            Unless terminated as provided herein, the Trust shall continue without limitation of time. If an Early Termination Event specified in Section
10.04 occurs, the Trust shall be dissolved, and one Sponsor Share shall be distributed to each Shareholder in exchange for each outstanding Share.

            Section 10.02 Circumstances Under Which Shares Will Be Exchanged for Sponsor Shares

            In the event that the Sponsor, acting through the Board of Directors, (i) determines that either (A) the Trust or the Sponsor, or both, is, or is reasonably likely to be, treated as a corporation for U.S. federal income tax purposes, (B) the Trust is, or is reasonably likely to be, required to issue Schedules K-1 to Shareholders or (C) the existence of the Trust otherwise results, or is reasonably likely to result, in a material tax detriment to the Trust, Shareholders, the Sponsor or any Member of the Sponsor and (ii) obtains an opinion of counsel of national reputation to such effect, the Sponsor, acting through the Board of Directors (a) shall declare a record date and deliver a mandatory instruction to the Regular Trustee, together with any opinions of counsel or officers' certificates of the Sponsor as the Regular Trustee may reasonably request, directing the Regular Trustee to (i) deliver one Sponsor Share to each Shareholder in exchange for such outstanding Share (the "Mandatory Exchange") and (ii) dissolve the Trust and (b) shall deliver to the Transfer Agent notice of such Mandatory Exchange and shall cause the Transfer Agent to mail a copy of such notice to the Shareholders at least thirty (30) days prior to the Mandatory Exchange. Simultaneously with the completion of such Mandatory Exchange, each Shareholder immediately prior to the completion of the Mandatory Exchange shall be admitted to the Sponsor as a Shareholder in respect of an equal number of Sponsor Shares previously held by the Trust and each Shareholder shall be issued a certificate evidencing the same, in accordance with the provisions of the Sponsor Agreement. Immediately whereafter, the Trust shall be deemed withdrawn from the Sponsor as a Shareholder in respect of such Sponsor Share(s), and the Trust shall tender its certificates evidencing Sponsor Shares to the Transfer Agent for cancellation.

            Section 10.03 Right to Acquisition Exchange

            If at any time one Person is the beneficial holder of more than ninety percent (90%) of the then outstanding Shares (the "Acquirer"), such Acquirer shall then have the right to direct the Sponsor, acting through the Board of Directors, to (i) declare a record date and deliver a mandatory instruction to the Regular Trustee directing the Regular Trustee to (A) deliver the Sponsor Shares to Shareholders, including the Acquirer, in exchange for all of the outstanding Shares (the "Acquisition Exchange") and (B) dissolve the Trust and (ii) deliver to the Transfer Agent notice of such Acquisition Exchange and cause the Transfer Agent to mail a copy of such notice to Shareholders at least thirty (30) days prior to the Acquisition Exchange. Simultaneously with the completion of such Acquisition Exchange, each Shareholder immediately prior to the completion of the Acquisition Exchange shall be admitted to the Sponsor as a Shareholder in respect of an equal number of Sponsor Shares previously held by the Trust and shall be issued a certificate evidencing the same, in accordance with the provisions of the Sponsor Agreement, immediately whereafter the Trust shall be deemed withdrawn from the Sponsor as a Shareholder in respect of such Sponsor Share(s), and the Trust shall tender its certificates evidencing Sponsor Shares to the Sponsor for cancellation.

            Section 10.04 Early Termination

            The Trust shall dissolve upon the first to occur of any of the following events (each an "Early Termination Event"):

            (a) the occurrence of a Mandatory Exchange or an Acquisition
      Exchange;

            (b) the dissolution or liquidation of the Sponsor;

            (c) receipt by the Regular Trustee of written notice from the Sponsor at any time (which notice is optional and wholly within the discretion of the Sponsor) of its intention to dissolve the Trust and distribute the Sponsor Shares in exchange for the Shares; or

            (d) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction.

            Section 10.05 Termination of Obligations

            The respective obligations and responsibilities of the Trustees and the Trust continued hereby shall terminate upon the latest to occur of the following:

            (a) the payment of all expenses owed by the Trust;

            (b) the discharge of all administrative duties of the Regular Trustee; and

            (c) the filing of a certificate of cancellation cancelling the Trust's certificate of trust with the Secretary of State of the State of Delaware by the Regular Trustee.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Limitation of Rights of Shareholders

            The death or incapacity of any person having an interest, beneficial or otherwise, in Shares shall not operate to terminate this Agreement, nor entitle the legal representatives or heirs of such person or any Shareholder for such person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Section 11.02 Amendment

            This Agreement may be amended from time to time by the Sponsor, acting through the Board of Directors, and by the Regular Trustee at the direction of the Sponsor, acting through the Board of Directors; provided, however, that no such amendment shall alter the rights, powers or immunities of the Delaware Trustee without its written consent. Notwithstanding any other provisions of this Agreement, the Sponsor shall not, and no Trustee shall, (i) enter into or consent to any amendment to this Agreement which would cause the Trust to fail or cease to qualify for the exemption from the status of an "investment company" under the 1940 Act or be classified as other than a grantor trust for U.S. federal income tax purposes, (ii) cause the Trust to issue a class of equity securities other than the Shares or issue any debt securities or any derivative securities or amend the provision of Section 2.05 of this Agreement prohibiting such issuance or (iii) enter into or consent to any amendment to this Agreement that would affect the exclusive and absolute right of the Shareholders to direct the voting of the Trust, as Member of the Sponsor, pursuant to Section 5.05 of this Agreement, with respect to all matters reserved for the vote of Members pursuant to the provisions of the Sponsor Agreement; provided, however, that Article VIII, Section 2.05 and this Section 11.02 of this Agreement may not be amended

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without the affirmative vote of a majority of the Shares present in person or represented by proxy at a meeting of Shareholders.

            Section 11.03 Separability

            In case any provision in this Agreement or in the Share Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 11.04 Specific Performance

            The Sponsor and the Trustees agree that each party to this Agreement would be irreparably damaged if any of the provisions of this Agreement were not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching party may be entitled, at law or in equity, each nonbreaching party shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

            Section 11.05 Governing Law

            This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS AGREEMENT ANY PROVISION OF THE LAWS (COMMON OR STATUTORY) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS AGREEMENT. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

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            Section 11.06 Successors

            This Agreement shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Trust or the Relevant Trustee, including any successor by operation of law.

            Section 11.07 Headings

            The Article and Section headings are for convenience only and shall not affect the construction of this Agreement.

            Section 11.08 Reports, Notices and Demands

            (a) Any report, notice, demand or other communications which by any provision of this Agreement is required or permitted to be given or served to or upon any Shareholder or the Sponsor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Shareholder, to such Shareholder as such Shareholder's name and address may appear on the Share Register; with a copy to Potter Anderson & Corroon LLP, P.O. Box 951, Wilmington, DE 19899; Attention: Scott E. Waxman and (b) in the case of the Sponsor, to Macquarie Infrastructure Company LLC, 600 Fifth Avenue, 21st Floor, New York, New York 10020; Attention: David Mitchell or to such other address as such Person may from time to time specify by notice to the other parties hereto. Such notice, demand or other communication to or upon a Shareholder shall be deemed to have been sufficiently given, or made, for all purposes, upon hand delivery, mailing or transmission.

            (b) Any notice, demand or other communication which by any provision of this Agreement is required or permitted to be given or served to or upon the Trust, the Delaware Trustee or the Regular Trustee shall be given in writing (which may be by facsimile transmission) addressed (until another address is published by the Trust) as follows: (a) with respect to the Delaware Trustee, to Wells Fargo Delaware Trust Company, 919 N. Market Street, Wilmington, Delaware 19801, Attention: Corporate Trust Services, and (b) with respect to the Regular Trustee, to him at the address for notices to the Sponsor, marked "Attention:
Peter Stokes." Such notice, demand or other communication to or upon the Trust shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust.

            Section 11.09 Counterparts

            This Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        MACQUARIE INFRASTRUCTURE COMPANY LLC,
                                            as Sponsor

                                        By:         /s/ Peter Stokes
                                            ____________________________________
                                            Name: Peter Stokes
                                                  ______________________________
                                            Title: Chief Executive Officer
                                                   _____________________________

                                        WELLS FARGO DELAWARE TRUST COMPANY,
                                            as Delaware Trustee

                                        By:       /s/ Edward L. Truitt, Jr.
                                            ____________________________________
                                            Name: Edward L. Truitt, Jr.
                                                  ______________________________
                                            Title: Vice President
                                                   _____________________________

                                                  /s/ Peter Stokes
                                        ________________________________________
                                        Peter Stokes, as Regular Trustee

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                                                                       EXHIBIT A

                            FORM OF SHARE CERTIFICATE

                                                                       EXHIBIT B

                                FORM OF ECONOMIC
                              DISCLOSURE STATEMENT
                                  AND AFFIDAVIT

                                       B-1